C B & T, Inc.
                           EMPLOYEE SEVERANCE PAY PLAN
                          As Effective October 31, 1997




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                                  C B & T, Inc.
                           EMPLOYEE SEVERANCE PAY PLAN
                          As Effective October 31, 1997

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

ARTICLE I - PURPOSE AND SCOPE..................................................1
                  1.1      Purpose of Plan.....................................1
                  1.2      Plan Status.........................................1

ARTICLE II - DEFINITIONS.......................................................1
                  2.1      "Administrator".....................................1
                  2.2      "Affiliate".........................................1
                  2.4      "Claim Form"........................................2
                  2.7      "Company"...........................................2
                  2.9      "Eligible Employee".................................2
                  2.11     "ERISA".............................................3
                  2.12     "Independent Contractor"............................3
                  2.14     "Part-time Employee"................................3
                  2.15     "Plan"..............................................3
                  2.16     "Plan Year".........................................3
                  2.18     "Regular Employee"..................................3
                  2.19     "Severance Benefits"................................3
                  2.20     "Termination Date"..................................3
                  2.21     "Termination for Cause".............................3
                  2.22     "Termination Upon Natural Disaster".................4
                  2.23     "Temporary Employee"................................4
                  2.24     "Years of Service"..................................4
                  2.25     "Weekly Rate of Pay"................................4

ARTICLE III - ELIGIBLE EMPLOYEES...............................................4

ARTICLE IV - SEVERANCE BENEFITS................................................5
                  4.1      Requirements for Severance Benefits.................5
                  4.2      Amount of Severance Benefits........................5

ARTICLE V - PAYMENT OF SEVERANCE BENEFITS......................................6
                  5.1      Severance Benefits..................................6
                  5.2      Processing of Severance Payments....................6
                  5.3      Deductions From Severance Benefits..................6
                  5.4      Severance Benefits Are Not Compensation
                           for Other Benefits..................................7
                  5.5      Payment after Death.................................7



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ARTICLE VI - CLAIMS AND APPEAL PROCEDURES......................................7

ARTICLE VII - PLAN ADMINISTRATION..............................................8
                  7.1      In General..........................................8
                  7.2      Reimbursement and Compensation......................8
                  7.3      Rulemaking Powers...................................9

ARTICLE VIII - AMENDMENT AND TERMINATION.......................................9

ARTICLE IX - MISCELLANEOUS INFORMATION.........................................9
                  9.1      Limitation of Rights................................9
                  9.2      Governing Law.......................................9
                  9.3      Severability........................................9
                  9.4      Captions............................................9
                  9.5      Gender and Numbers.................................10
                  9.6      Spendthrift Provision..............................10
                  9.7      Mistaken Payments..................................10
                  9.8      Information Requested..............................10



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                                  C B & T, Inc.
                           EMPLOYEE SEVERANCE PAY PLAN
                          As Effective October 31, 1997

     WHEREAS, C B & T, Inc. (the "Company") wishes to establish the C B & T, Inc. Severance Pay Plan effective October 31, 1997 to provide certain severance benefits to eligible persons under the terms and conditions provided therein; and

     NOW, THEREFORE, the Company hereby establishes the C B & T, Inc. Severance Pay Plan ("Plan") effective October 31, 1997 to provide certain severance benefits to eligible persons under the terms and conditions provided herein.

                          ARTICLE I - PURPOSE AND SCOPE

     1.1 Purpose of Plan. The Company has established and maintains the Plan as a severance program in connection with the potential Change of Control of the Company (as defined in Section 2.5). The purpose of this Plan is to provide to Eligible Employees certain Severance Benefits under the terms and conditions specified in Article IV of the Plan and to provide financial security to Eligible Employees who suffer a permanent job loss due to a Change of Control. No other employee of the Company or any other person shall have any right to benefits under this Plan.

     1.2 Plan Status. The Company intends for the Plan to qualify as an "employee welfare benefit plan" within the meaning of section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan shall, at all times, be interpreted and administered in accordance with ERISA and any other pertinent provisions of Federal law.

                            ARTICLE II - DEFINITIONS

     Wherever used herein, the following terms have the following meanings unless the context clearly requires a different meaning:

     2.1 "Administrator" means the Company or such other person or committee as may be appointed from time to time by the Company to supervise the administration of the Plan. The Administrator will be the named fiduciary for purposes of section 402(a)(1) of ERISA with respect to all duties and powers assigned to the Administrator hereunder and will be responsible for complying with all reporting and disclosure requirements of Part I of Subtitle B of Title I of ERISA.

     2.2 "Affiliate" means any of the following for the Company: the Company and
(i) a member of a controlled group of corporations of which the Company is a member, or (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Code Section 414(c) and regulations issued thereunder. Subject to Code Section 415(h), a "controlled group of corporations" shall mean a controlled group of corporations as defined in Code Section 414(b). The definition of an "Affiliate" of the Purchaser will be the same, except to the extent of substituting "Purchaser" for "Company" for purposes of this Definition only.


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     2.3  "Annual  Rate  of  Pay"  means  an  Eligible  Employee's  Compensation calculated on an annual basis.

     2.4 "Claim Form" means the claim form attached as Attachment A or any other form designated by the Administrator in its sole and absolute discretion to be completed by an Eligible Employee to claim Severance Benefits under the Plan. The Administrator in its exclusive discretion shall decide the required content of the Claim Form and may modify such content as its deems appropriate in its exclusive discretion from time to time.

     2.5 "Change of Control" shall be deemed to have occurred in any of the following instances:

     a. the Company or the Bank is merged or consolidated with another corporation and as a result of such merger or consolidation less than fifty percent (50%) of the outstanding voting securities (on a fully diluted basis) of the surviving or resulting corporation are owned in the aggregate by the former shareholders of the Company;

     b. the Company or the Bank sells all or substantially all of its assets to another corporation; or

     c. there is an acquisition of fifty percent (50%) or more of the outstanding voting securities of the Company or the Bank pursuant to any transaction or combination of transactions by any person or group within the meaning of the Securities Exchange Act of 1934, as amended.

     2.6 "Compensation" means the Eligible Employee's base salary or base rate of pay at his Termination Date, excluding any extraordinary or premium pay such as shift differentials, bonuses, commissions, incentive payments, benefits, car allowances, or overtime compensation. The Administrator shall determine the Eligible Employee's Compensation and its determination shall be binding and conclusive on all persons.

     2.7 "Company" means C B & T, Inc. and its U.S. subsidiaries or any successor thereto, which elects to continue the Plan.

     2.8 "Effective Date of a Change of Control" means the effective date of a Change of Control, as defined in Section 2.5.

     2.9 "Eligible Employee" means an individual who the Administrator determines to be qualified as an Eligible Employee under the terms and conditions specified in Article III of the Plan as it shall be amended from time to time. Only Eligible Employees who satisfy all applicable terms and conditions of the Plan may receive Severance Benefits.


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     2.10 "Executive Officer" means an individual who is a senior vice president or above as of October 31, 1997.

     2.11 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     2.12 "Independent Contractor" means an individual contracted for a specific assignment that is of specific duration. A verbal or written contract may be in effect.

     2.13 "Monthly Rate of Pay" means an Eligible Employee's Compensation calculated on a monthly basis.

     2.14 "Part-time Employee" means a person whose work week is regularly scheduled to be less than thirty hours a week.

     2.15 "Plan" means the C B & T, Inc. Employee Severance Pay Plan as set forth herein, together with any amendments and attachments hereto as shall be adopted from time to time.

     2.16 "Plan Year" means the twelve-month period that begins on each January 1, and ends on the following December 31.

     2.17 "Purchaser" means the survivor of any merger, the resulting company of any consolidation, or the purchaser of stock or assets in a Change in Control as defined in Section 2.5.

     2.18 "Regular Employee" means an individual who (a) was hired by the Company to perform services as a regular common law employee (whose employment is not the subject of any type of collective bargaining agreement) on a full-time basis in a position that the Company expected to be continuous in nature and who was an employee of the Company on October 31, 1997, (b) who was continuously employed by the Company from October 31, 1997 until his Termination Date; (c) who was performing services on a full-time basis as a regular common law employee of the Company or a Purchaser of the Company on his Termination Date provided that the Termination Date occurs no later than six (6) months following the Effective Date of a Change of Control, and (d) who is not a director of the Company or a Purchaser.

     2.19 "Severance Benefits" means the benefits provided under the terms and conditions specified in Article IV of the Plan.

     2.20 "Termination Date" means the date upon which the Company or the Purchaser designates as the effective date of the Eligible Employee's termination of employment where such termination of employment with the Company occurs on or after the Effective Date of a Change of Control.

     2.21 "Termination for Cause" means an involuntary termination of employment based upon an Employee's commission of any of the following:


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          (a)  an intentional act of fraud,  embezzlement or theft in connection with his duties or in the course of his employment with the Company;

          (b)  intentional damage to property of the Company;

          (c) intentional wrongful disclosure of trade secrets or confidential information of the Company;

          (d) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order;

          (e)  intentional   breach  of  fiduciary  duty  owed  to  the  Company
               involving personal profit; or

          (f)  gross misconduct.

     2.22 "Termination Upon Natural Disaster" means an involuntary termination of employment which is caused by the occurrence of a natural disaster outside of the direct control of the Company (i.e. earthquake, fire, flood, explosion, bombing, picketing or strike).

     2.23 "Temporary Employee" means a person contracted through a temporary service company, agency, employee leasing company, staffing company, or a person individually who supplements the work force temporarily, to perform services as a temporary employee, or is otherwise hired to perform services for the Company and is not classified on the Company's books as a regular common law employee of the Company.

     2.24 "Years of Service" means the number of complete consecutive 12 month periods of time for which an Eligible Employee has been on the Company payroll from his last date of hire to his Termination Date.

     2.25 "Weekly Rate of Pay" means an Eligible Employee's Compensation calculated on a weekly basis.

                        ARTICLE III - ELIGIBLE EMPLOYEES

     An individual will qualify as an Eligible Employee only if the individual satisfies each of the following conditions:

          (a) The individual was employed by the Company or the Purchaser as a Regular Employee of the Company or the Purchaser on the date the Company or the Purchaser notified the individual that it was involuntarily terminating his employment;

          (b) The individual was involuntarily terminated from employment with the Company on or within six (6) months after the Effective Date of a Change of Control, but not later than October 31, 1999, and


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               for a reason  other  than:  (i) a  Termination  for  Cause;  (ii)
               Termination   Upon  Natural   Disaster;   (iii)   termination  of
               employment with the Company where the individual is immediately transferred to an Affiliate Company of the Company or the Purchaser to a similar or equivalent position with no decrease in base pay; (iv) termination due to the sale of the Company where the individual is immediately hired by the Purchaser to a similar or equivalent position with no decrease in base pay;

          (c) Prior to the date that the Company notified the individual of his employment termination the individual did not: (1) voluntarily terminate employment or notify the Company of his intent or election to terminate employment at some future date by resignation (either voluntarily or in lieu of Termination for Cause), failure to appear for work, or retirement; or (2) terminate employment upon the expiration of disability leave;

          (d) The Employee is either (a) an Officer of the Company as of October 31, 1997, or (b) a Regular Employee with at least 5 Years of Service for the Company as of October 31, 1997.

          (e) The Administrator determines that the individual satisfies all other conditions under the Plan required to qualify as an Eligible Employee and that the individual is not otherwise disqualified or excluded from eligibility under the terms of the Plan.

If an individual does not meet these conditions and all other requirements of the Plan, he will not be entitled to any Severance Benefits under this Plan. Casual Employees, Independent Contractors, Part-Time Employees and Temporary Employees are not Regular Employees. This means that, except as provided in IX(a), Independent Contractors, Temporary Employees, and Part-Time Employees are not eligible for Severance Benefits.

                         ARTICLE IV - SEVERANCE BENEFITS

     4.1 Requirements for Severance Benefits. The Plan shall pay Severance Benefits in accordance with this Article IV only to Eligible Employees.

     4.2 Amount of Severance Benefits. The amount of Severance Benefits will be determined in accordance with this Paragraph.

          (a) Non-Officer Employees. The amount of the Severance Benefits for Eligible Employees who are not officers of the Company as of October 31, 1997, will equal the product of (a) the Weekly Rate of Pay of the Eligible Employee on his Termination Date, multiplied by (b) the Year of Service for the Eligible Employee, up to a maximum Severance Benefit of 10 weeks.


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          (b)  Non-Executive  Officers. The amount of the Severance Benefits for
               Eligible Employees who are officers of the Company, but who are not Executive Officers of the Company, will be one month severance pay (according to the Monthly Rate of Pay of the Employee) for each $10,000.00 of the officer's Annual Rate of Pay as of the Termination Date with a minimum Severance Benefit of three times the officer's Monthly Rate of Pay.

          (c) Executive Officers. The amount of Severance Benefits for Executive Officers of the Company (other than the Chief Executive Officer) shall be equal to the Annual Rate of Pay of the Eligible Employee as of his Termination Date.

          (d) Chief Executive Officer. The Chief Executive Officer is not an Eligible Employee under this Plan.

                    ARTICLE V - PAYMENT OF SEVERANCE BENEFITS

     Any Severance Benefits payable under the Plan shall be paid as specified in this Article V of the Plan or in accordance with such other uniform nondiscriminatory rules as the Administrator, in its exclusive discretion, deems appropriate.

     5.1 Severance Benefits. The Plan will automatically pay the Severance Benefits, if any, payable to an Eligible Employee on or before the next regularly scheduled payroll date after the Termination Date of the Eligible Employee. Severance Benefits shall be paid in a single lump sum cash payment.

     5.2 Processing of Severance Payments. Except as required otherwise by state or local law, all Severance Benefits shall be processed and paid on the Company's regular payroll dates.

     5.3 Deductions From Severance Benefits. The following items will be deducted from any Severance Benefits payable under this Plan:

          (a)  All required Federal, state and local taxes;

          (b) To the extent permitted by law, any amounts owed to the Company by an Eligible Employee;

          (c) Any compensation or other payments that the Eligible Employee receives (or may be entitled to receive) on termination of employment pursuant to any rights or entitlement that the Eligible Employee possesses or asserts pursuant to a written or oral employment agreement with the Company or any successor thereto, regardless of whether the term of such agreement is expired or unexpired as of the Eligible Employee's Termination Date; and


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          (d)  Any  compensation  or other  payments that the Eligible  Employee receives (or may be entitled to receive) on termination of employment pursuant to any rights under any severance plan of Purchaser.

     By acceptance of any Severance Benefits from the Plan the Eligible Employee shall be deemed to have agreed to adhere to all terms of the Plan. The Eligible Employee also shall be deemed to agree that the Eligible Employee will repay any Severance Benefits that the Administrator determines he has received from the Plan in excess of the amount provided under the Plan.

     5.4 Severance Benefits Are Not Compensation for Other Benefits. Severance Benefits are not considered as covered compensation for benefit plan purposes. The number of weeks of Severance Benefits provided to an Eligible Employee shall not be considered in calculating the Eligible Employee's entitlement, if any, to vacation, sick leave, bonus, incentive compensation, retirement or other benefits except as is specifically provided in the Company's other employee benefit plans. In addition, except as required by law, all employee benefits cease as of the Eligible Employee's Termination Date.

     5.5 Payment after Death. If an Eligible Employee dies before Severance Benefits have been paid in full, the remaining Severance Benefits will be paid to the Participant's estate. The Plan shall be discharged fully and completely to the extent of any payment made to any such estate.

     5.6 Release. The Administrator, in his sole and absolute discretion, may require an Eligible Employee to sign a Release, in a form prescribed by the Company, that releases all claims that the Eligible Employee may have, whether known or unknown, arising out of or related to his employment with the Company or the Purchaser, including claims arising out of Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Equal Pay Act, and any and all State and Federal statutes concerning employment. In the event that an Eligible Employee does not execute such a Release within forty-five days of receipt of such Release, the Administrator shall not pay any Severance Benefits to the otherwise Eligible Employee; further, the Administrator shall withhold any Severance Benefits until such Release has been executed and until any revocation period for the Release has expired.

                    ARTICLE VI - CLAIMS AND APPEAL PROCEDURES

     Severance Benefits payable under this Plan shall be paid automatically on or before the next regularly scheduled payroll date after the period in paragraph 5.6 has expired. In the event an employee fails to receive a Severance Benefit to which he believes he is entitled, he must make a claim for Severance Benefits in writing to the Administrator describing the claim and asking the Administrator to rule on the claim's validity under the terms of the Plan. With respect to any claim for the requested Severance Benefits, the Administrator will then issue a decision on whether the claim is denied or granted within 90 days after receiving the claim, unless special circumstances require an extension of time for processing the claim, in which case a decision will be


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rendered not later than 180 days after receipt of the claim.  Written  notice of the extension will be furnished to the employee prior to the expiration of the initial 90 day period and will indicate the special circumstances requiring an extension of time for processing the claim and will indicate the date the Administrator expects to render its decision. If the claim is denied in whole or in part, the decision in writing by the Administrator must include the specific reasons for the denial and reference to the Plan provisions on which the denial is based. The decision must also include a description of any additional information which the employee needs to submit in order to refile the claim, along with an explanation of why such additional information is necessary and how the procedure for reviewing claims works. If the notice of denial is not furnished in accordance with the above procedure, the claim shall be deemed denied and the employee is permitted to proceed with the review procedure.

     If his claim is denied in whole or in part, an employee may appeal in writing a denial of the claim, in part or in whole, and request a review by the Administrator. The appeal must be submitted within 60 days after notice of the denial of the claim. The employee may request in writing to review copies of pertinent Plan documents in connection with the appeal. The Administrator will review the appeal and notify the employee of the final decision within 60 days after receiving the request for review (unless the Administrator requires an extension due to special circumstances, in which case the final decision will be made within 120 days after the Administrator receives the request for review). The notice of the final decision must include the specific reasons for the decision and specific references to the pertinent Plan provisions on which the Administrator's decision is based. If the employee is dissatisfied with the Administrator's review decision, the employee has the right to file suit.

     A deceased employee's beneficiary should follow the same claims procedure in the event of the employee's death.

                        ARTICLE VII - PLAN ADMINISTRATION

     7.1 In General. The general administration of the Plan and the duty to carry out its provisions shall be vested in the Administrator, which shall be the named fiduciary of the Plan for purposes of ERISA. The Plan and Severance Benefits under the Plan shall be administered by the Administrator appointed from time to time by the Company. The Administrator may, in its discretion, secure the services of other parties, including agents and/or employees to carry out the day-to-day functions necessary to an efficient operation of the Plan. The Administrator shall have the exclusive right to interpret the terms of the Plan, to determine eligibility for coverage and benefits, and to make such other determinations and to exercise such other powers and responsibilities as shall be provided for in the Plan or shall be necessary or helpful with respect thereto and its good faith interpretation shall be binding and conclusive upon all persons.

     7.2 Reimbursement and Compensation. The Administrator shall receive no compensation for its services as Administrator, but it shall be entitled to reimbursement for all sums reasonably and necessarily expended by it in the performance of such duties.



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     7.3  Rulemaking  Powers.  The  Administrator  shall  have the power to make reasonable rules and regulations required in the administration of the Plan, to make all determinations necessary for the Plan's administration, except those determinations which the Plan requires others to make, and to construe and interpret the Plan wherever necessary to carry out its intent and purpose and to facilitate its administration. The Administrator and the Company, with respect to all duties assigned to such entities hereunder, shall have the exclusive right to interpret the terms of the Plan and determine eligibility for coverage and benefits under the Plan and its good faith interpretation shall be binding and conclusive on all persons. In the exercise of such discretionary powers, the Administrator shall treat all similarly-situated Eligible Employees uniformly and equitably under the Plan. No action may be brought for benefits under the Plan until a claim has been submitted and the appeal rights under the Plan have been exhausted.

                    ARTICLE VIII - AMENDMENT AND TERMINATION

     This Plan will terminate automatically, and without any action by the Board of Directors of the Company or the Administrator, if there has been no Change of Control of the Company by October 31, 1999. After October 31, 1999, the Company, acting through its Chief Executive Officer or such other person or committee appointed by its Board of Directors, reserves the right to amend or terminate the Plan at any time, without the consent of any person or entity. Such amendment or termination shall not affect benefits to which an Eligible Employee who has already been terminated may be entitled to under the Plan prior to such amendments or termination.

                     ARTICLE IX - MISCELLANEOUS INFORMATION

     9.1 Limitation of Rights. Neither the establishment of the Plan nor any amendment thereof, nor the payment of any benefits, will be construed as giving to any Eligible Employee, or other person any legal or equitable right against the Company or any person acting on behalf of the Company, except as expressly provided herein. Likewise, nothing appearing in or done pursuant to the Plan shall be held or construed to create a contract of employment with any Eligible Employee, to obligate the Company to continue the service of the Eligible Employee or to affect or modify his or her terms of employment in any way.

     9.2 Governing Law. The provisions of the Plan shall be construed, enforced and administered according to ERISA and any otherwise applicable Federal law and, to the extent not preempted by Federal law, the laws of the State of Tennessee.

     9.3 Severability. If any provision of the Plan is held invalid or unenforceable, its validity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provision had not been included herein.

     9.4 Captions. The captions contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of the Plan, nor in any way shall affect the Plan or the construction of any provision thereof.


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     9.5 Gender and Numbers. A pronoun or adjective in the masculine or feminine gender include both genders, and the singular includes the plural, and vice versa, unless the context clearly indicates otherwise.

     9.6 Spendthrift Provision. No benefit, right or interest of any person hereunder shall be subject to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, seizure, attachment or legal, equitable or other process or be liable for, or subject to, the debts, liabilities or other obligations of such persons, except as otherwise required by law.

     9.7 Mistaken Payments. Any amounts paid to a Eligible Employee or other person in excess of the amount to which he is entitled hereunder shall be repaid by the Eligible Employee or other person promptly following receipt by the Eligible Employee or other person of a notice of such excess payments. In the event such repayment is not made by the Eligible Employee or other person, such repayment shall be made, at the discretion of the Administrator, either by reducing or suspending future payments hereunder to the Eligible Employee or other person, or by requiring an assignment of a portion of the Eligible Employee or other person's earnings, until the amount of such excess payments are recovered by the Administrator.

     9.8 Information Requested. Eligible Employee or other persons shall provide the Company, the Administrator, and their authorized representatives with such information and evidence, and shall sign such documents, as may reasonably be requested from time to time for the purpose of administration of the Plan.

                                      C B & T, Inc.


                                      By:    /s/ Jeffrey A. Golden
                                             -----------------------------------
                                             Its: Chairman, President & CEO




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


                       Attachment ___ to the C B & T, Inc.
                           Employee Severance Pay Plan

                                  C B & T, Inc.
                           EMPLOYEE SEVERANCE PAY PLAN
                                   CLAIM FORM

Name of Plan: C B & T, Inc. Employee Severance Pay Plan


                        THIS CLAIM FORM MUST BE RETURNED
           WITHIN THIRTY (30) WORKING DAYS OF YOUR DATE OF TERMINATION

     As explained in the C B & T, Inc., Employee Severance Pay Plan and Summary Plan Description, you may make a claim for Severance Benefits by completing and signing this form. If you apply for Severance Benefits and the Administrator determines that you otherwise satisfy the requirements to qualify for those benefits and approves your application, you will receive Severance Benefits pursuant to the terms of the C B & T, Inc. Severance Pay Plan. To make a claim for Severance Benefits, return the completed form to the Administrator, c/o Human Resources Department of C B & T, Inc., 101 E. Main Street, McMinnville, TN 37110, within thirty (30) days of your Termination Date.

     I have read the C B & T, Inc. Employee Severance Pay Plan Summary Plan Description, and I understand my rights under it. I understand that my claim for Severance Benefits under the Plan will be reviewed by the Administrator and that approval of my application for Severance Benefits will be granted or denied based on the terms of the C B & T, Inc. Employee Severance Pay Plan.

                  Your signature:
                                   ----------------------------
                  Your Printed Name:
                                   ----------------------------
                  Date:
                                   ----------------------------
                  Address:
                                   ----------------------------
                  Telephone:
                                   ----------------------------
--------------------------------------------------------------------------------
Received by Administrator:_________________________Date:__________Time:_________

Severance Claim, check only ONE:_____________Approved _____________Disapproved

By:   _____________________________
      Manager Human Resources

Severance Date:__________________

Reason for Disapproval (if applicable):_________________________________________


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